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                                                        Exhibit 10.5

            EMPLOYEE DEATH BENEFIT AND POST-RETIREMENT NONCOMPETITION
                           AND CONSULTATION AGREEMENT

                  THIS AGREEMENT, made and entered into and effective as of the 31st day of December, 1998, by and between FIRST-CITIZENS BANK AND TRUST COMPANY OF SOUTH CAROLINA, a South Carolina banking corporation with its principal office in Columbia, South Carolina (hereinafter referred to as "Employer"); and DAVID G. BARNETT, an employee of Employer, who is currently serving as Senior Vice President (hereinafter referred to as "Employee");

                              W I T N E S S E T H:

                  WHEREAS, Employee has provided guidance, leadership and direction in the growth, management and development of Employer, during which time Employee has learned trade secrets, confidential procedures and information, and technical and sensitive plans of Employer; and,

                  WHEREAS, Employer values the efforts, abilities and accomplishments of Employee as an important member of management and desires to continue to have Employee's experience and knowledge available to it following Employee's retirement from employment with Employer; and,

                  WHEREAS, Employer desires to limit Employee's availability to other employers or entities which are in competition with Employer following Employee's retirement from employment with Employer; and,

                  WHEREAS, Employer, as part of a plan adopted for a class of employees of Employer, has offered to Employee a noncompetition arrangement together with a limited, when-called, independent contractor consultation service arrangement and a death benefit arrangement for Employee's designated beneficiary or Estate, as applicable, and the parties hereto have reached an agreement concerning the independent contractor consulting relationship, the noncompetition arrangement, the death benefit arrangement and other matters contained herein and desire to set forth the terms and conditions thereof.

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                  NOW, THEREFORE, for and in consideration of the mutual
promises and undertakings herein set forth, the parties hereto do agree as follows:

                  1. RETIREMENT DATE. The term "Retirement Date," as used herein, shall be defined for purposes of this Agreement as the last day of the calendar month in which Employee attains the age of sixty-five (65) or as such date prior or subsequent thereto as shall be agreed upon between Employer and Employee.

                        Employer and Employee hereby acknowledge that compulsory retirement is not enforceable except as provided by law. Employer and Employee further agree that no provision herein shall be construed as requiring Employee's retirement except as may now or hereafter be permitted by law; however, Employee acknowledges Employer's continuing policy, in an effort to provide opportunities and continuity, to encourage retirement at age sixty-five
(65) and to require retirement at age sixty-five (65) where permissible by law.

                  2. DEATH BENEFITS. In the event Employee dies while employed by Employer prior to Employee's Retirement Date, Employer will pay the sum of Twenty-Seven Thousand Five Hundred and 04/100 Dollars ($27,500.04) per year, payable in monthly installments of Two Thousand Two Hundred Ninety-One and 67/100 Dollars ($2,291.67), for a period of ten (10) years, to such individual or individuals as Employee shall have designated in writing filed with Employer or, in the absence of such designation, to the Estate of Employee. The first payment shall be made not later than two (2) months following Employee's death. Payments hereunder shall be payable each month without deductions and the recipient shall be solely responsible for the payment of all income and other taxes and assessments applicable on said payments.

                  3. CONSULTATION PAYMENTS. In the event Employee retires from employment on Employee's Retirement Date, Employee shall be paid by Employer the sum of Five Hundred Seventy-Two and 92/100 Dollars ($572.92) per month, beginning not later than

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two (2) months after Employee's Retirement Date, for a period of ten (10) years following Employee's Retirement Date or until death, whichever first occurs. Such monthly payments shall be paid for and in consideration of Employee's Consultation Services, as provided herein; such sum to be payable to Employee whether or not Employee's Consultation Services have been utilized by Employer. Consultation Payments hereunder shall be payable each month without deductions and Employee agrees to be solely responsible for the payment of all income and other taxes out of said funds and all Social Security, self-employment and any other taxes or assessments, if any, applicable on said compensation.

                        For and in consideration of said monthly Consultation Payments to Employee, Employee will provide support, sponsorship, advisory and Consultation Services as an independent contractor to Employer, as and when Employer may request, which services may be provided with respect to all phases of Employer's business and particularly those phases in which Employee has particular expertise and knowledge. Employee's services shall be limited to those of an independent consultant, shall not be on a day-to-day regularly scheduled operational basis and shall be provided only when Employee is reasonably available and willing. Employer shall make available to Employee such office space and equipment as are reasonably necessary for Employee to carry out the obligations under this Agreement and shall reimburse Employee for any extraordinary expenses incurred in carrying out the obligations hereunder.

                        Effective as of Employee's Retirement Date, Employee and Employer agree that Employee shall be, under the terms of this Agreement, an independent contractor, and Employee agrees that his rights and privileges and his obligations are as provided in this Agreement as to matters covered herein.

                        If Employee should die during said ten (10) year period, payments under this Paragraph shall terminate. Future payments, if any, to Employee's designated beneficiary or

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Employee's Estate shall be made in accordance with the provisions of Paragraph 5 of this Agreement.

                  4. NONCOMPETITION PAYMENTS. In the event Employee retires from employment on Employee's Retirement Date, Employee shall be paid by Employer the sum of One Thousand Seven Hundred Eighteen and 75/100 Dollars ($1,718.75) per month, beginning not later than two (2) months after Employee's Retirement Date, for a period of ten (10) years following Employee's Retirement Date or until death, whichever first occurs. Such monthly payments shall be paid for and in consideration of Employee's Covenant Not To Compete as provided herein. Noncompetition Payments hereunder shall be payable each month without deductions and Employee agrees to be solely responsible for the payment of all income or other taxes or assessments, if any, applicable on said payments.

                        For and in consideration of said monthly Noncompetition Payments to Employee, Employee agrees that he will not become an officer or employee of, provide any consultation to nor participate in any manner with any other entity of any type or description involved in any major element of business which Employer is performing at Employee's Retirement Date nor will Employee perform or seek to perform any consultation or other type of work or service with any other firm, person or entity, directly or indirectly, in any such business which competes with Employer, whether done directly or indirectly, in ownership, consultation, employment or otherwise. Employee agrees not to reveal to outside sources, without the consent of Employer, any matters, the revealing of which could, in any manner, adversely affect or disclose Employer's business or any part thereof, unless required by law to do so. This Covenant Not To Compete by Employee is limited to the geographic area of South Carolina, shall exist for and during the term of all payments to be made under this Covenant Not To Compete, whether made directly by Employer or as otherwise provided herein, and shall not prevent Employee from purchasing or

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acquiring, as an investor only, a financial interest of less than five percent
(5%) in a business or other entity which is in competition with Employer.

                        Employee acknowledges that the remedy at law for breach of Employee's Covenant Not To Compete will be inadequate and that Employer shall be entitled to injunctive relief as to any violation thereof; however, nothing herein shall be construed as prohibiting Employer from pursuing any other remedies available to it, in addition to injunctive relief, whether at law or in equity, including the recovery of damages. In the event Employee shall breach any condition of Employee's Covenant Not To Compete, then Employee's right to any of the payments becoming due under Paragraphs 3 and 4 of this Agreement after the date of such breach shall be forever forfeited and the right of Employee's designated beneficiary or Employee's Estate to any payments under this Agreement shall likewise be forever forfeited. This forfeiture is in addition to and not in lieu of any of the above-described remedies of Employer and shall be in addition to any injunctive or other relief as described herein. Employee further acknowledges that any breach of Employee's Covenant Not To Compete shall be deemed a material breach of this Agreement.

                        If Employee should die during said ten (10) year period, payments under this Paragraph shall terminate. Future payments, if any, to Employee's designated beneficiary or Employee's Estate shall be made in accordance with the provisions of Paragraph 5 of this Agreement.

                  5. CONTINUATION OF PAYMENTS. Upon Employee's death during said ten (10) year period of payments hereunder, the sum of Two Thousand Two Hundred Ninety-One and 67/100 Dollars ($2,291.67) per month shall be paid to Employee's designated beneficiary or Employee's Estate, as applicable, beginning the first calendar month following the date of Employee's death and continuing thereafter until the expiration of said ten (10) year period. Once the Consultation and/or Noncompetition Payments

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are begun, whether paid by Employer or as otherwise provided herein, the maximum payment period under this Agreement is ten (10) years. Payments hereunder shall be payable each month without deductions and the recipient shall be solely responsible for all income and other taxes and assessments applicable on said payments.

                  6. FORFEITURE OF BENEFITS. This Agreement is subject to termination by Employer at any time and without stated cause. In the event Employer shall terminate this Agreement, Employee shall forfeit all rights to receive any payment provided for herein. Likewise, in the event Employee does not retire from employment on Employee's Retirement Date or Employee's employment is terminated, either voluntarily or involuntarily, for reasons other than death or retirement, Employee shall forfeit all rights to receive any payment provided for herein. Employee acknowledges and agrees that any benefit provided for herein is merely a contractual benefit and that nothing contained herein shall be construed as conferring upon Employee any vested benefits or any vested rights to receive any payment provided for herein and that any and all payments provided for herein shall be subject to a substantial risk of forfeiture until such time as said payments are actually made by Employer. Employee also acknowledges that the contractual benefit provided for herein is specifically conditioned upon Employee's retirement from employment on Employee's Retirement Date.

                  7. CLAIMS PROCEDURE. If any benefits become payable under this Agreement, Employee (or Employee's beneficiary in the case of Employee's death) shall file a claim for benefits by notifying Employer orally or in writing. If the claim is wholly or partially denied, Employer shall provide a written notice within ninety (90) days specifying the reasons for the denial, any additional material or information necessary to receive benefits, and the steps to be taken if a review of the denial is desired.

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                        If a claim is denied and a review is desired, Employee
(or Employee's beneficiary in the case of Employee's death) shall notify Employer in writing within sixty (60) days. In requesting a review, Employee or Employee's beneficiary may submit any written issues and comments he or she feels are appropriate. Employer shall then review the claim and provide a written decision within sixty (60) days. This decision shall state the specific reasons for the decision and shall include references to specific provisions on which the decision is based.

                  8. ASSIGNMENT OF RIGHTS. Neither Employee nor any designated beneficiary shall have any right to sell, assign, transfer or otherwise convey the right to receive any payment hereunder.

                  9. PAYMENTS AND FUNDING. Any payments under this Agreement shall be independent of, and in addition to, those under any other Plan, program or agreement which may be in effect between the parties hereto, or any other compensation payable to Employee or Employee's designee by Employer. This Agreement shall not be construed as a contract of employment nor does it restrict the right of Employer to discharge Employee at will or the right of Employee to terminate employment at will.

                        Employer may, in its sole discretion, purchase an insurance policy on the life of Employee to fund or assist in the funding of this Agreement. Employee agrees to promptly supply to Employer and its selected or prospective insurance carrier, upon request, any and all information requested, in order to enable the insurance carrier to evaluate the risks involved in providing the insurance requested by Employer. Any and all rights to any and all benefits under such insurance policy on the life of Employee shall be solely the property of Employer and all proceeds of such policy shall be payable by the insurer solely to Employer, as owner of such policy. Employee specifically waives any rights in any insurance policy on Employee's life owned by Employer pursuant to this Agreement.

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Such policy shall not serve in any way as security to Employee for Employer's performance under this Agreement. The rights accruing to Employee or any designee hereunder shall be solely those of an unsecured creditor of Employer and shall be subordinate to the rights of the depositors of Employer.

                        Employer may, in its sole discretion, discharge its liabilities under this Agreement to Employee, Employee's designated beneficiary or Employee's Estate at any time by the purchase of an annuity from a reputable insurance or similar company authorized to do, and doing, business in South Carolina and the assignment of the rights under said annuity to the benefit of Employee, Employee's designated beneficiary or Employee's Estate. If this option is exercised by Employer, all rights accruing to Employee, Employee's designated beneficiary or Employee's Estate hereunder shall be governed solely by the annuity contract and any election made under said annuity contract; and Employer shall be fully discharged from any further liabilities to Employee, Employee's designated beneficiary or Employee's Estate under this Agreement.

                        Employer may, in its sole discretion, discharge its liabilities under this Agreement to Employee, Employee's designated beneficiary or Employee's Estate at any time by determining the present value of the payments due hereunder, said amount to be determined by the use of the U.S. Government bond rate for the nearest year applicable to the time of the payments due hereunder for the present value computation and once determined, by payment of said amount in a lump sum to Employee, Employee's designated beneficiary or Employee's Estate, as applicable.

                  10. SUICIDE. In the event Employee commits suicide within two (2) years of the execution of this Agreement, all payments provided for herein to be paid to Employee's designated beneficiary or Employee's Estate shall be forfeited.

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                  11.   BINDING EFFECT. This Agreement shall be binding upon
Employee, his heirs, personal representatives and assigns and upon Employer, its successors and assigns.

                  12. AMENDMENT OF AGREEMENT. This Agreement may not be altered, amended or revoked except by a written agreement signed by Employer and Employee.

                  13. INTERPRETATION. Where appropriate in this Agreement, words used in the singular shall include the plural and words used in the masculine shall include the feminine.

                  14. INVALID PROVISION. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were not contained herein.

                  15. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of South Carolina.

                  IN TESTIMONY WHEREOF, Employer has caused this Agreement to be executed in its corporate name by its President, attested by its Secretary/Assistant Secretary and its corporate seal to be hereto affixed, all by the authority of its Board of Directors duly given, and Employee has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, as of the day and year first above written.

                                     FIRST-CITIZENS BANK AND TRUST COMPANY
                                     OF SOUTH CAROLINA


                                     By: /s/ JIM B. APPLE
                                         ---------------------------------
                                         Jim B. Apple, President

ATTEST:


/s/ CAROL WALTON STEVENS
------------------------------
Assistant Secretary


                                     /s/ DAVID G. BARNETT         (SEAL)
                                     -----------------------------
                                     David G. Barnett

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                           DESIGNATION OF BENEFICIARY

                  Pursuant to the terms of the Employee Death Benefit and Post-Retirement Noncompetition and Consultation Agreement, dated as of December 31, 1998, between myself and Employer, I hereby designate the following beneficiary(ies) to receive any payments which may be due under such Agreement after my death.

                                   FRANCES S. BARNETT
                               -----------------------------------
                                     Primary Beneficiary


                               -----------------------------------
                                     Secondary Beneficiary


                               -----------------------------------
                                     Secondary Beneficiary


                               -----------------------------------
                                     Secondary Beneficiary


                  This designation hereby revokes any prior designation which may have been in effect.

                                           Date:     3/10/99
                                                ------------------


                                           /s/ DAVID G. BARNETT
                                           ------------------------------------
                                           David G. Barnett

/s/ CAROL WALTON STEVENS
---------------------------------
Witness

                                           Acknowledged by:


                                           /s/ JIM B. APPLE
                                           -------------------------------------
                                           Title:  Pres
                                                 -------------------------------
                                           Date:   3-10-99
                                                 -------------------------------

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